EXHIBIT 4(b)

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                               AVISTA CORPORATION

                                       TO

                                 CITIBANK, N.A.

                           As Successor Trustee under

                           Mortgage and Deed of Trust,

                            dated as of June 1, 1939

                            ------------------------




                       TWENTY-NINTH SUPPLEMENTAL INDENTURE

          Providing among other things for a series of bonds designated
                  "First Mortgage Bonds, 7.75% Series due 2007"

               Due January 1, 2007, and for certain amendments to

                         such Mortgage and Deed of Trust

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                          Dated as of December 1, 2001

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                       TWENTY-NINTH SUPPLEMENTAL INDENTURE

         THIS INDENTURE, dated as of the 1st day of December 2001, between AVISTA CORPORATION (formerly known as The Washington Water Power Company), a corporation of the State of Washington, whose post office address is 1411 East Mission Avenue, Spokane, Washington 99202 (the "Company"), and CITIBANK, N.A., formerly First National City Bank (successor by merger to First National City Trust Company, formerly City Bank Farmers Trust Company), a national banking association incorporated and existing under the laws of the United States of America, whose post office address is 111 Wall Street, New York, New York 10043 (the "Trustee"), as Trustee under the Mortgage and Deed of Trust, dated as of June 1, 1939 (the "Original Mortgage"), executed and delivered by the Company to secure the payment of bonds issued or to be issued under and in accordance with the provisions thereof, this indenture (the "Twenty-ninth Supplemental Indenture") being supplemental to the Original Mortgage, as heretofore supplemented and amended.

         WHEREAS pursuant to a written request of the Company made in accordance with Section 103 of the Original Mortgage, Francis M. Pitt (then Individual Trustee under the Mortgage, as supplemented) ceased to be a trustee thereunder on July 23, 1969, and all of his powers as Individual Trustee have devolved upon the Trustee and its successors alone; and

         WHEREAS by the Original Mortgage the Company covenanted that it would execute and deliver such further instruments and do such further acts as might be necessary or proper to carry out more effectually the purposes of the Original Mortgage and to make subject to the lien of the Original Mortgage any property thereafter acquired intended to be subject to the lien thereof; and

         WHEREAS the Company has heretofore executed and delivered, in addition to the Original Mortgage, the indentures supplemental thereto, and has issued the series of bonds, set forth in Exhibit A hereto (the Mortgage, as supplemented and amended by the First through Twenty-eighth Supplemental Indentures being herein sometimes called collectively, the "Mortgage"); and

         WHEREAS the Original Mortgage and the First through Twenty-seventh Supplemental Indentures have been appropriately filed or recorded in various official records in the States of Washington, California, Idaho, Montana and Oregon, as set forth in the First through Twenty-eighth Supplemental Indentures; and

         WHEREAS the Twenty-eighth Supplemental Indenture, dated as of September 1, 2001, has been appropriately filed or recorded in the various official records in the States of Washington, California, Idaho, Montana and Oregon set forth in Exhibit B hereto; and

         WHEREAS for the purpose of confirming or perfecting the lien of the Mortgage on certain of its properties, the Company has heretofore executed and delivered a Short Form Mortgage and Security Agreement, in multiple counterparts dated as of various dates in 1992, and such instrument has been appropriately filed or recorded in the various official records in the States of California, Montana and Oregon; and


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         WHEREAS in addition to the property described in the Mortgage the
Company has acquired certain other property, rights and interests in property;
and

         WHEREAS the Company now desires to create a new series of bonds; and

         WHEREAS Section 8 of the Original Mortgage provides that the form of each series of bonds (other than the First Series) issued thereunder and of the coupons to be attached to coupon bonds of such series shall be established by Resolution of the Board of Directors of the Company; that the form of such series, as established by said Board of Directors, shall specify the descriptive title of the bonds and various other terms thereof; and that such series may also contain such provisions not inconsistent with the provisions of the Mortgage as the Board of Directors may, in its discretion, cause to be inserted therein expressing or referring to the terms and conditions upon which such bonds are to be issued and/or secured under the Mortgage; and

         WHEREAS Section 120 of the Original Mortgage provides, among other things, that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of the Mortgage, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and the Company may enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued thereunder, or the Company may cure any ambiguity contained therein, or in any supplemental indenture, by an instrument in writing executed and acknowledged by the Company in such manner as would be necessary to entitle a conveyance of real estate to record in all of the states in which any property at the time subject to the lien of the Mortgage shall be situated; and

         WHEREAS, in Article III, Section 3, and Article IV, Section 5, of the Fourteenth Supplemental Indenture, dated as of April 1, 1990, the Company reserved the right to make specified amendments to the Mortgage without any consent or other action by the holders of the bonds of the Twelfth Series or any subsequently created series; and

         WHEREAS, in Article II, Section 2, of the Twenty-sixth Supplemental Indenture, dated as of April 1, 1993, the Company reserved the right to make specified amendments to the Mortgage without any consent or other action by the holders of the bonds of the Twenty-fourth Series; in Article II, Section 2 of the Twenty-seventh Supplemental Indenture, dated as of January 1, 1994, the Company reserved the right to make such amendments to the Mortgage without any consent or other action by the holders of the bonds of the Twenty-fifth Series; and in Section 1 of Article II, of the Twenty-eighth Supplemental Indenture, dated as of September 1, 2001, the Company reserved the right to make such amendments to the Mortgage without any consent or other action by the holders of the bonds of the Twenty-sixth Series (so long as such amendments do not become effective while any bonds of such Series remain Outstanding); and

         WHEREAS, as shown on Exhibit A hereto, only bonds of the Twenty-fourth, Twenty-fifth and Twenty-sixth Series are now Outstanding under the Mortgage; and the Company now desires to make all the foregoing amendments to the Mortgage, as evidenced by the adoption by the Board of Directors of Resolutions approving such amendments and authorizing the execution and delivery by the Company of


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this Twenty-ninth Supplemental Indenture in order, among other things, to evidence the same; and

         WHEREAS the execution and delivery by the Company of this Twenty-ninth Supplemental Indenture, the terms of the bonds of the Twenty-seventh Series referred to below and the amendments to the Mortgage referred to above have been duly authorized by the Board of Directors of the Company by appropriate Resolutions of said Board of Directors; and all things necessary to make this Twenty-ninth Supplemental Indenture a valid, binding and legal instrument have been performed;

         NOW, THEREFORE, THIS INDENTURE WITNESSETH: That the Company, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, hereby confirms the estate, title and rights of the Trustee (including without limitation the lien of the Mortgage on the property of the Company subjected thereto, whether now owned or hereafter acquired) held as security for the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued under the Mortgage according to their tenor and effect and the performance of all the provisions of the Mortgage and of such bonds, and, without limiting the generality of the foregoing, hereby confirms the grant, bargain, sale, release, conveyance, assignment, transfer, mortgage, pledge, setting over and confirmation unto the Trustee, contained in the Mortgage, of all the following described properties of the Company, whether now owned or hereafter acquired, namely:

              All of the property, real, personal and mixed, of every character and wheresoever situated (except any hereinafter or in the Mortgage expressly excepted) which the Company now owns or, subject to the provisions of Section 87 of the Mortgage, may hereafter acquire prior to the satisfaction and discharge of the Mortgage, as fully and completely as if herein or in the Mortgage specifically described, and including (without in anywise limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in Mortgage) all lands, real estate, easements, servitudes, rights of way and leasehold and other interests in real estate; all rights to the use or appropriation of water, flowage rights, water storage rights, flooding rights, and other rights in respect of or relating to water; all plants for the generation of electricity, power houses, dams, dam sites, reservoirs, flumes, raceways, diversion works, head works, waterways, water works, water systems, gas plants, steam heat plants, hot water plants, ice or refrigeration plants, stations, substations, offices, buildings and other works and structures and the equipment thereof and all improvements, extensions and additions thereto; all generators, machinery, engines, turbines, boilers, dynamos, transformers, motors, electric machines, switchboards, regulators, meters, electrical and mechanical appliances, conduits, cables, pipes and mains; all lines and systems for the transmission and distribution of electric current, gas, steam heat or water for any purpose; all towers, mains, pipes, poles, pole lines, conduits, cables, wires, switch racks, insulators, compressors, pumps, fittings, valves and connections; all motor vehicles and automobiles; all tools, implements, apparatus, furniture, stores, supplies and equipment; all franchises (except the Company's franchise to be a corporation), licenses, permits, rights, powers and privileges; and (except as hereinafter or in the Mortgage expressly


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         excepted) all the right, title and interest of the Company in and to all other property of any kind or nature.

         TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 57 of the Original Mortgage) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

         THE COMPANY HEREBY CONFIRMS that, subject to the provisions of Section 87 of the Original Mortgage, all the property, rights, and franchises acquired by the Company after the date thereof (except any hereinbefore or hereinafter or in the Mortgage expressly excepted) are and shall be as fully embraced within the lien of the Mortgage as if such property, rights and franchises had been owned by the Company at the date of the Original Mortgage and had been specifically described therein.

         PROVIDED THAT the following were not and were not intended to be then or now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed under the Mortgage and were, are and shall be expressly excepted from the lien and operation namely:
(l) cash, shares of stock and obligations (including bonds, notes and other securities) not hereafter specifically pledged, paid, deposited or delivered under the Mortgage or covenanted so to be; (2) merchandise, equipment, materials or supplies held for the purpose of sale in the usual course of business or for consumption in the operation of any properties of the Company; (3) bills, notes and accounts receivable, and all contracts, leases and operating agreements not specifically pledged under the Mortgage or covenanted so to be; (4) electric energy and other materials or products generated, manufactured, produced or purchased by the Company for sale, distribution or use in the ordinary course of its business; and (5) any property heretofore released pursuant to any provisions of the Mortgage and not heretofore disposed of by the Company; provided, however, that the property and rights expressly excepted from the lien and operation of the Mortgage in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted in the event that the Trustee or a receiver or trustee shall enter upon and take possession of the Mortgaged and Pledged Property in the manner provided in Article XII of the Original Mortgage by reason of the occurrence of a Completed Default as defined in said Article XII.

         TO HAVE AND TO HOLD all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company in the Mortgage as aforesaid, or intended so to be, unto the Trustee, and its successors, heirs and assigns forever.

         IN TRUST NEVERTHELESS, for the same purposes and upon the same terms, trusts and conditions and subject to and with the same provisos and covenants as set forth in the Mortgage, this Twenty-ninth Supplemental Indenture being supplemental to the Mortgage.


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         AND IT IS HEREBY FURTHER CONFIRMED by the Company that all the terms, conditions, provisos, covenants and provisions contained in the Mortgage shall affect and apply to the property in the Mortgage described and conveyed, and to the estates, rights, obligations and duties of the Company and the Trustee and the beneficiaries of the trust with respect to said property, and to the Trustee and its successors in the trust, in the same manner and with the same effect as if the said property had been owned by the Company at the time of the execution of the Original Mortgage, and had been specifically and at length described in and conveyed to said Trustee by the Original Mortgage as a part of the property therein stated to be conveyed.

         The Company further covenants and agrees to and with the Trustee and its successor or successors in such trust under the Mortgage, as follows:

                         TWENTY-SEVENTH SERIES OF BONDS

         (I) There shall be a series of bonds designated "First Mortgage Bonds, 7.75% Series due 2007" (herein sometimes referred to as the "bonds of the Twenty-seventh Series" or the "Bonds"), and the form thereof, which has been established by Resolution of the Board of Directors of the Company, is set forth on Exhibit C hereto. The bonds of the Twenty-seventh Series shall be issued as fully registered bonds in denominations of One Thousand Dollars and, at the option of the Company, any amount in excess thereof (the exercise of such option to be evidenced by the execution and delivery thereof) and shall be dated as in
Section 10 of the Mortgage provided.

         (II) The Bonds of the Twenty-seventh Series shall mature, shall bear interest and shall be payable as set forth below:

the principal of bonds of the Twenty-seventh Series shall (unless theretofor paid) be payable on the Stated Maturity Date (as hereinafter defined);

the Bonds of the Twenty-seventh Series shall bear interest at the rate of seven and seventy-five one-hundredths per centum (7.75%) per annum; interest on such bonds shall accrue from and including the date of the initial authentication and delivery thereof, except as otherwise provided in the form of bond attached hereto as Exhibit C; interest on such bonds shall be payable on each Interest Payment Date and at Maturity (as each of such terms is hereafter defined); and interest on such bonds during any period for which payment is made shall be computed on the basis of a 360-day year consisting of twelve 30-days months;

the principal of and premium, if any, and interest on each bond of the Twenty-seventh Series payable at Maturity shall be payable upon presentation thereof at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency as at the time of payment is legal tender for public and private debts. The interest on each bond of the Twenty-seventh Series (other than interest payable at Maturity) shall be payable by check, in similar coin or currency, mailed to the registered owner thereof as of the close of business on the Record Date next preceding each Interest Payment Date; provided, however, that if such registered owner shall be a securities depositary, such payment may be made by such other


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means in lieu of check as shall be agreed upon by the Company, the Trustee and such registered owner.

         (III) The bonds of the Twenty-seventh Series shall not be subject to redemption prior to the Stated Maturity Date.

         (IV) (a) At the option of the registered owner, any bonds of the Twenty-seventh Series, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, shall be exchangeable for a like aggregate principal amount of bonds of the same series of other authorized denominations.

         The bonds of the Twenty-seventh Series shall be transferable, upon the surrender thereof for cancellation, together with a written instrument of transfer in form approved by the registrar duly executed by the registered owner or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York.

         Notwithstanding the foregoing, if any bond to be transferred in whole or in part is a Restricted Definitive Bond, or is a Regulation S Definitive Bond and the transfer is to occur during the Restricted Period, then such transfer may be effect only if the Trustee and the Company shall have received from the transferor (1) a Restricted Securities Certificate, satisfactory to the Company and duly executed by the registered holder or his attorney duly authorized in writing, in which case the transferee shall take delivery in the form of a Restricted Bond or (2) a Regulation S Certificate, satisfactory to the Company and duly executed by the registered holder or his attorney duly authorized in writing, in which case the transferee shall take delivery in the form of a Regulation S Bond.

         Terms used in this Article which have not been heretofore defined or are not defined in this Article are defined in Article III.

         Upon any exchange or transfer of bonds of the Twenty-seventh Series, the Company may make a charge therefor sufficient to reimburse it for any tax or taxes or other governmental charge, as provided in Section 12 of the Mortgage, but the Company hereby waives any right to make a charge in addition thereto or any exchange or transfer of bonds of the Twenty-seventh Series; provided, however, that the Company shall not be required to make any transfer or exchange of any bonds of the Twenty-seventh Series for a period of 10 days next preceding any selection of such bonds for redemption, nor shall it be required to make transfers or exchange of any bonds of the Twenty-seventh Series which shall have been selected for redemption in whole or in part or as to which the Company shall have received a notice for the redemption thereof in whole or in part at the option of the registered owner.

         (b) The bonds of the Twenty-seventh Series are initially to be issued in global form, registered in the name of Cede & Co., as nominee for The Depository Trust Company (the "Depositary"), as provided in Article III hereof. Notwithstanding the provisions of subdivision (a) above, such bonds shall not be transferable, nor shall any purported transfer be registered, except as follows:

               (i) such bonds may be transferred in whole, and appropriate registration of transfer effected, to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the


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          Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof;

               (ii) such bonds may be transferred in whole, and appropriate registration of transfer effected, to the beneficial holders thereof, and thereafter shall be transferable subject to subsection (c) below, if:

                    (A) The Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that (I) it is unwilling or unable to continue to act as securities depositary with respect to such bonds or (II) it is no longer a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, in either case, the Trustee shall not have been notified by the Company within one hundred twenty (120) days of the identity of a successor securities depositary with respect to such bonds; or

                    (B) the Company shall have delivered to the Trustee a
               written order to the effect that such bonds shall be so transferable on and after a date specified therein.

               The bonds of the Twenty-seventh Series, when in global form, shall bear a legend as to such global form and the foregoing restrictions on transfer substantially as set forth below:

                This global bond is held by Cede & Co., as nominee for The Depository Trust Company (the "Depositary") for the benefit of the beneficial owners hereof. This bond may not be transferred, nor may any purported transfer be registered, except that (i) this bond may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by Cede & Co., as nominee for the Depositary, to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor bonds depositary or any nominee thereof; and
                (ii) this bond may be transferred, and appropriate registration of transfer effected, to the beneficial holders hereof, and thereafter shall be transferable without restrictions (except as provided in the preceding paragraph) if: (A) the Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that (I) it is unwilling or unable to continue to act as securities depositary with respect to the bonds or (II) it is no longer a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, in either case, the Trustee shall not have been notified by the Company within one hundred twenty (120) days of the identity of a successor securities depositary with respect to the bonds; or (B) the Company shall have delivered to the Trustee a written order to the effect that the bonds shall be so transferable on and after a date specified therein.

                Any certificated Bond issued in exchange for an interest in a Global Bond will bear the legend restricting transfers that is borne by such Global Bond.



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         (c)    Unless and until the Company shall have delivered to the Trustee a written order to the contrary in accordance with this Twenty-ninth
Supplemental Indenture, each global bond of the Twenty-seventh Series shall bear a legend to the effect of clause (b) above, and each bond of such series shall bear a further legend as follows:

                (i) in the case of a bond offered and sold in reliance on Rule 144A,

                "The bonds evidenced hereby have not been registered under the United States Securities Act of 1933 (the "Securities Act") and may not be offered, sold, pledged or otherwise transferred except (1) to a person whom the seller reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under Securities Act purchasing for its own account or for the account of a qualified institutional buyer in a transaction meeting the requirements of Rule 144A, (2) in an offshore transaction complying with Rule 903 or Rule 904 of Regulation S under the Securities Act or (3) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), in each case, in accordance with all applicable securities laws of the states of the Untied States."

                (ii) in the case of a bond offered and sold in reliance on Regulation S,

                "The bonds evidenced hereby have not been registered under the United States Securities Act of 1933 (the "Securities Act") and may not be offered, sold or delivered in the United States or to, or for the account or benefit of, any U.S. person, unless the bonds are registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available."

                (V) For all purposes of this Twenty-ninth Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the terms and with respect to the bonds of the Twenty-seventh Series listed below shall have the meanings specified:

                "Interest Payment Date" means January 1 and July 1 in each year, commencing July 1, 2002.

                "Maturity" means the date on which the principal of the bonds of the Twenty-seventh Series becomes due and payable, whether at the Stated Maturity Date, upon redemption or acceleration, or otherwise.

                "Record Date", with respect to any Interest Payment Date, means the December 15 or June 15, as the case may be, next preceding such Interest Payment Date.

                "Stated Maturity Date" means January 1, 2007.

                (VI) The bonds of the Twenty-seventh Series shall have such further terms as are set forth in Exhibit C hereto. If there shall be a conflict


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between the terms of the form of bond and the provisions of the Mortgage, the provisions of the Mortgage shall control to the extent permitted by law.

                (VII) Prior, and as a condition, to the authentication and delivery by the Trustee of the bonds of the Twenty-seventh Series, the Company shall have delivered to the Trustee a policy of title insurance on the Mortgaged and Pledged Property in the face amount of $150,000,000. The Trustee shall hold such policy, as part of the Mortgaged and Pledged Property, for the benefit of the holders from time to time of the bonds Outstanding under the Mortgage. The proceeds of such insurance shall be applied as provided in clause (3) or (4) of
Section 61 of the Original Mortgage or, if all bonds shall have been declared immediately due and payable pursuant to Section 65 of the Original Mortgage following the occurrence of a Completed Default, as provided in clauses second and third of Section 75 of the Original Mortgage.

                (VIII) Upon the delivery of this Twenty-ninth Supplemental Indenture, bonds of the Twenty-seventh Series in an aggregate principal amount initially not to exceed $150,000,000 are to be issued and will be Outstanding, in addition to $423,500,000 aggregate principal amount of bonds of prior series Outstanding at the date of delivery of this Twenty-ninth Supplemental Indenture.

                           AMENDMENTS TO THE MORTGAGE

         Article XVIII of the Original Mortgage is hereby amended to read as set forth in Article III, Section 3 of the Fourteenth Supplemental Indenture. Sections 108, 110, 112, 113 and 116 of the Original Mortgage are hereby further amended to read as set forth in the Twenty-sixth Supplemental Indenture. Article XVIII of the Original Mortgage, comprising Sections 107 through 116, as so amended, is set forth, for convenience of reference, in Exhibit F hereto.

         As contemplated in Section 5, Article IV, of the Fourteenth Supplemental Indenture, Section 39 of the Original Mortgage is hereby eliminated and all references in the Mortgage to Section 39 are hereby eliminated. Upon the effectiveness of this amendment, Funded Property shall not include Property Additions that have at any time been made the basis of a credit under the provisions of Section 39 or substituted for other Property Additions that have so been made the basis of a credit under the provisions of Section 39.

         (a) Section 5 of the Original Mortgage is hereby amended as set forth in paragraph (1) of Exhibit C to the Twenty-sixth Supplemental Indenture;

                Section 7 of the Original Mortgage is hereby amended as set forth in paragraph (2) of Exhibit C to the Twenty-sixth Supplemental Indenture;

                (i) Section 25 of the Original Mortgage is hereby amended as set forth in paragraph (3)(a) of Exhibit C to the Twenty-sixth Supplemental Indenture.

                        Section 26 of the Original Mortgage is hereby amended as set forth in paragraph (3)(b) of Exhibit C to the Twenty-sixth Supplemental Indenture.


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


                        Section 59 of the Original Mortgage is hereby amended as set forth in paragraph (3)(d) of Exhibit C to the Twenty-sixth Supplemental Indenture.

                        Section 61 of the Original Mortgage is hereby amended as set forth in paragraph (3)(e) of Exhibit C to the Twenty-sixth Supplemental Indenture.

                i) Section 38 of the Original Mortgage is hereby amended as set forth in paragraph (4) of Exhibit C to the Twenty-sixth Supplemental Indenture. Upon the effectiveness of this amendment, among other things, Funded Property shall not include any Property Additions that have at any time been deemed to have been made the basis of a credit under the provisions of Section 38, as in effect prior to this amendment, or substituted for other Property Additions that have been so deemed to have been made the basis of such a credit.

                ii)     (i)     Section 85 of the Original Mortgage is hereby
amended as set forth in paragraph (5)(a) of Exhibit C to the Twenty-sixth Supplemental Indenture.

                        Section 87 of the Original Mortgage is hereby amended as set forth in paragraph (5)(b) of Exhibit C to the Twenty-sixth Supplemental Indenture.

                iii) Section 102 of the Original Mortgage is hereby amended as set forth in paragraph (6) of Exhibit C to the Twenty-sixth Supplemental Indenture.

                iv) Section 120 of the Original Mortgage is hereby amended as set forth in paragraph (8) of Exhibit C to the Twenty-sixth Supplemental Indenture.

                v) The amendments made in this Section 3 are set forth, for convenience of reference, in Exhibit G hereto.

         As contemplated in Section 3, Article III of the Twentieth Supplemental Indenture, Section 100 of the Original Mortgage is hereby amended as set forth in said Section 3, Article III of the Twentieth Supplemental Indenture. The amendments made in this Section 4 are set forth, for convenience of reference, in Exhibit H hereto.

         As contemplated in Section 4, Article III of the Twentieth Supplemental Indenture, Section 102 of the Original Mortgage is hereby amended as set forth in said Section 4, Article III of the Twentieth Supplemental Indenture. The amendments made in this Section 4 are set forth, for convenience of reference, in Exhibit H hereto.

         Anything herein to the contrary notwithstanding, (a) no amendment to the Mortgage contemplated in Section 1 or 3 of this Article II shall become effective while any bonds of the Twenty-sixth Series remain Outstanding unless registered owner thereof shall have consented to such amendment and (b) all such amendments shall become effective, without further act, at the first time at which no such bonds shall remain Outstanding.

         The Trustee hereby assents to all of the foregoing amendments to the Original Mortgage (to the extent, if any, that such assent is necessary under the provisions of Section 114 of the Original Mortgage).


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


         b) The owners of the bonds of the Twenty-seventh Series shall be deemed to have consented to the amendment of Section 28 of the Original Mortgage to add at the end thereof a new paragraph reading as follows:

                Notwithstanding the foregoing, any Opinion of Counsel delivered pursuant to subdivision (7) of this Section 28, or pursuant to any other provision of this Indenture by reference to this Section 28, may, at the election of the Company, omit any or all of the statements contained in clause (a) of subdivision (7) if there shall have been delivered to the Trustee a policy of title insurance issued by a nationally recognized title insurance company, in an amount not less than thirty-five percent (35%)1 of the cost or fair value to the Company (whichever is less) of the Property Additions made the basis of such application, insuring, in customary terms, against risk of loss sustained or incurred by the Trustee by reason of any circumstances or conditions by virtue of which the statements omitted from clause (a) of such Opinion of Counsel would not have been accurate if made.

                       GLOBAL BONDS; BENEFICIAL INTERESTS

         (a) Global Bonds. Each Global Bond issued hereunder shall represent such of the outstanding Bonds as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Bonds from time to time endorsed thereon and that the aggregate principal amount of outstanding Bonds represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Bond to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Bonds represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with instructions given by the holder thereof as required by Section 2 of this Article III. The aggregate principal amount of the Global Bonds may from time to time be increased or decreased by adjustments made on the records of the Custodian and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

         (b) 144A Global Bonds. Bonds offered and sold to QIBs in reliance on Rule 144A shall be issued initially in the form of one or more Global Bonds in definitive fully registered form with the Global Bonds Legend and the Private Placement Legend endorsed thereon, which shall be registered in the name of Cede & Co., as nominee for the Depositary, as aforesaid, and deposited with the Custodian on behalf of the Depositary.

         (c) Regulation S Global Bonds. Bonds offered and sold in reliance on Regulation S shall be issued initially in the form of one or more Global Bonds in definitive fully registered form with the Global Bonds Legend and the Regulation S Legend endorsed thereon, which shall be registered in the name of Cede & Co., as nominee for the Depositary, as aforesaid, and deposited with the Custodian on behalf of the Depositary.

------------------------
1 The owners of the bonds of the Twenty-seventh series shall be deemed to have consented to the amendment contained in this Section 8, either with the percentage shown above or with any higher percentage.

         (d) Euroclear and Clearstream Accounts. The Company shall use commercially reasonable efforts to cause the Depositary to agree that beneficial interests in the Regulation S Global Bonds shall be credited to or through accounts maintained by designated agents holding on behalf of Euroclear or Clearstream through and including the 40th day after the later of the commencement of the offering of the Bonds and the closing of the offering of the Bonds (such period through and including such 40th day, the "Restricted Period"), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided that this clause shall not prohibit any transfer or exchange of such an interest in accordance with Section 2(b) below. Termination of the Restricted Period shall be evidenced to the Trustee by an Officer's Certificate, unless transferred to a person that takes delivery through a 144A Global Bond in accordance with the transfer and certification requirements set for in this Indenture.

         (e) Euroclear and Clearstream Procedures. It is contemplated that transfers of beneficial interests in the Regulation S Global Bonds that are held by participants through Euroclear or Clearstream will be subject to the Applicable Procedures of such organizations, as in effect from time to time.

         (a) 144A Global Bond to Regulation S Global Bond. If the owner of a beneficial interest in the 144A Global Bond wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Regulation S Global Bond, such transfer may be effected only in accordance with the provisions of this subsection (a) and subject to the Applicable Procedures. Upon receipt by the Custodian and the Company of (i) an order given by the Depositary or its authorized representative directing that a beneficial interest in such 144A Global Bond in a specified principal amount be debited from a specified Agent Member's account and that a beneficial interest in the corresponding Regulation S Global Bond in an equal principal amount be credited to another specified Agent Member's account and (ii) a Regulation S Certificate (in the form of Exhibit D hereto), satisfactory to the Company and duly executed by the owner of such beneficial interest in the 144A Global Bond or his attorney duly authorized in writing, then the Custodian shall reduce the principal amount of such 144A Global Bond and increase the principal amount of the corresponding Regulation S Global Bond by such specified principal amount.

         (b) Regulation S Global Bond to 144A Global Bond. If the owner of a beneficial interest in the Regulation S Global Bond wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the corresponding 144A Global Bond, such transfer may be effected only in accordance with this subsection (b) and subject to the Applicable Procedures. Upon receipt by the Custodian and the Company of (i) an order given by the Depositary or its authorized representative directing that a beneficial interest in such Regulation S Global Bond in a specified principal amount be debited from a specified Agent Member's account and that a beneficial interest in the corresponding 144A Global Bond in an equal principal amount be credited to another specified Agent Member's account and (ii) if such transfer is to occur during the Restricted Period, a Restricted Securities Certificate (in the form of Exhibit E hereto), satisfactory to the Company and duly executed by the owner of such beneficial interest in such Regulation S Global Bond or his attorney duly authorized in writing, then the Custodian shall reduce the principal amount of such Regulation S Global Bond and increase the principal amount of the corresponding 144A Global Bond by such specified principal amount.

         (c) Exchange Offer. Upon the consummation of the Exchange Offer, the Company shall execute and deliver, and the Trustee shall authenticate (i) one or more Global Bonds which bear neither the Private Placement Legend nor the Regulation S Legend in an aggregate principal amount equal to the principal amount of the beneficial interests in the 144A Global Bonds and the Regulation S Global Bonds validly tendered and accepted for exchange in accordance with the terms of the Exchange Offer or (ii) Definitive Bonds which bear neither the Private Placement Legend nor the Regulation S Legend in an aggregate principal amount equal to the principal amount of the Restricted Definitive Bonds and the Regulation S Definitive Bonds validly tendered and accepted for exchange in accordance with the terms of the Exchange Offer. Concurrently with the issuance of such Bonds, the Trustee shall cause the aggregate principal amount of the applicable 144A Global Bonds and the Regulation S Global Bonds to be reduced accordingly.

         For all purposes of this Twenty-ninth Supplemental Indenture, the terms listed below shall have the meanings indicated, unless otherwise expressly provided or unless the context otherwise requires:

         "144A Global Bond" means a global bond substantially in the form of Exhibit C hereto bearing the Global Bond Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Bonds initially sold in reliance on Rule 144A.

         "Agent Member" means a member of, or a participant in, the Depositary.

         "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Bond, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange.

         "Clearstream" means Clearstream Banking, societe anonyme.

         "Custodian" means the Trustee, in its capacity as custodian for the Depositary with respect to the Bonds in global form, or any successor entity thereto.

         "Definitive Bond" means a certificated Bond registered in the name of the registered holder thereof, substantially in the form of Exhibit C hereto except that such Bond shall not bear the Global Bond Legend and shall not have the "Schedule of Exchanges of Interests in the Global Bond" attached thereto.

         "Euroclear" means Euroclear Bank S.A., N.V., as operator of the Euroclear system.

         "Exchange Offer" has the meaning set forth in the Registration Rights Agreement, dated December 19, 2001, between the Company and Goldman, Sachs & Co.

         "Global Bonds" means, individually and collectively, each of the global bonds, substantially in the form of Exhibit C hereto.

         "Global Bond Legend" means the legend as to the global nature of a bond as set forth in Section 1(IV)(b) of Article I, which is required to be placed on all Global Bonds issued under this Indenture.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company, government, governmental subdivision or other entity.

         "Private Placement Legend" means the legend set forth in Section 1(IV)(c)(i) of Article I hereof to be placed on all Bonds offered and sold in reliance on Rule 144A except where otherwise permitted by the provisions of this Supplemental Indenture.

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

         "Regulation S" means Regulation S promulgated under the Securities Act.

         "Regulation S Bond" means a Definitive Bond bearing the Regulation S Legend or a Regulation S Global Bond.

         "Regulation S Certificate" means a certificate substantially in the form set forth in Exhibit D.

         "Regulation S Definitive Bond" means a Definitive Bond bearing the Regulation S Legend.

         "Regulation S Global Bond" means a global Bond substantially in the form of Exhibit C hereto bearing the Global Bond Legend and the Regulation S Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Bonds sold in reliance on Regulation S.

         "Regulation S Legend" means the legend set forth in Section 1(IV)(c)(ii) of Article I hereof to be placed on all Bonds offered and sold in reliance on Regulation S except where otherwise permitted by the provisions of this Supplemental Indenture.

         "Restricted Bond" means a Definitive Bond bearing the Private Placement Legend or a 144A Global Bond.

         "Restricted Definitive Bond" means a Definitive Bond bearing the Private Placement Legend.

          "Restricted Period" has the meaning set forth in Section 1(d) of
Article III.

         "Restricted Securities Certificate" means a certificate substantially in the form set forth in Exhibit E.

         "Rule 144" means Rule 144 promulgated under the Securities Act.

         "Rule 144A" means Rule 144A promulgated under the Securities Act.

         "Rule 903" means Rule 903 promulgated under the Securities Act.

         "Rule 904" means Rule 904 promulgated the Securities Act.

         "Securities Act" means the Securities Act of 1933, as amended.

                            MISCELLANEOUS PROVISIONS

         The terms defined in the Original Mortgage shall, for all purposes of this Twenty-ninth Supplemental Indenture, have the meanings specified in the Original Mortgage.

         The Trustee hereby confirms its acceptance of the trusts in the Original Mortgage declared, provided, created or supplemented and agrees to perform the same upon the terms and conditions in the Original Mortgage set forth, including the following:

                The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Twenty-ninth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. Each and every term and condition contained in Article XVI of the Original Mortgage, shall apply to and form part of this Twenty-ninth Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this Twenty-ninth Supplemental Indenture.

         c) Whenever in this Twenty-ninth Supplemental Indenture either of the parties hereto is named or referred to, this shall, subject to the provisions of Articles XV and XVI of the Original Mortgage be deemed to include the successors and assigns of such party, and all the covenants and agreements in this Twenty-ninth Supplemental Indenture contained by or on behalf of the Company, or by or on behalf of the Trustee, or either of them, shall, subject as aforesaid, bind and inure to the respective benefits of the respective successors and assigns of such parties, whether so expressed or not.

         Nothing in this Twenty-ninth Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the holders of the bonds and coupons Outstanding under the Mortgage, any right, remedy or claim under or by reason of this Twenty-ninth Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Twenty-ninth Supplemental Indenture contained by or on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto, and of the holders of the bonds and of the coupons Outstanding under the Mortgage.

         This Twenty-ninth Supplemental Indenture shall be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         The titles of the several Articles of this Twenty-ninth Supplemental Indenture shall not be deemed to be any part thereof.

                            ------------------------

         IN WITNESS WHEREOF, on the 13th day of December 2001, AVISTA CORPORATION has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by its President or one of its Vice Presidents, and its corporate seal to be attested by its Corporate Secretary or one of its Assistant Corporate Secretaries for and in its behalf, all in The City of Spokane, Washington, as of the day and year first above written; and on the 13th day of December 2001, CITIBANK, N.A., has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by its President or one of its Vice Presidents or one of its Senior Trust Officers or one of its Trust Officers and its corporate seal to be attested by one of its Vice Presidents or one of its Trust Officers, all in The City of New York, New York, as of the day and year first above written.

                                            AVISTA CORPORATION


                                            By  /s/ Ronald R. Petersen
                                              ----------------------------------
                                                    Vice President

Attest:


  /s/ Terry. L. Syms
------------------------------------
      Corporate Secretary

Executed, sealed and delivered
 by AVISTA CORPORATION
 in the presence of:


  /s/ Sue Miner
------------------------------------


  /s/ Diane C. Thoren
------------------------------------

                                            CITIBANK, N.A., AS TRUSTEE


                                            By  /s/ Wafaa Orfy
                                              ----------------------------------
                                                    Wafaa Orfy, Assistant Vice
                                                    President


Attest:


  /s/ Cindy Tsang
--------------------------------------------
  Cindy Tsang, Assistant Vice President

Executed, sealed and delivered
  by CITIBANK, N.A.,
  as trustee. in the presence of:


  /s/ Nancy Forte
--------------------------------------------



  /s/ John J. Byrnes
--------------------------------------------

STATE OF WASHINGTON )
                    ) ss.:
COUNTY OF SPOKANE   )


         On the 13th day of December 2001, before me personally appeared Ronald
R. Peterson, to me known to be a Vice President of AVISTA CORPORATION, one of the corporations that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said Corporation for the uses and purposes therein mentioned and on oath stated that he was authorized to execute said instrument and that the seal affixed is the corporate seal of said Corporation.

         On the 13th day of December 2001, before me, a Notary Public in and for the State and County aforesaid, personally appeared Ronald R. Peterson, known to me to be a Vice President of AVISTA CORPORATION, one of the corporations that executed the within and foregoing instrument and acknowledged to me that such Corporation executed the same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                                /s/ Sue Miner
                                              -----------------------
                                                Notary Public

STATE OF NEW YORK    )
                     ) ss.:
COUNTY OF NEW YORK   )


         On the 14th day of December 2001, before me personally appeared Wafaa Orfy, to me known to be an Assistant Vice President of CITIBANK, N.A., one of the corporations that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said Corporation for the uses and purposes therein mentioned and on oath stated that he was authorized to execute said instrument and that the seal affixed is the corporate seal of said Corporation.

         On the 14th day of December 2001, before me, a Notary Public in and for the State and County aforesaid, personally appeared Wafaa Orfy, known to me to be an Assistant Vice President of CITIBANK, N.A., one of the corporations that executed the within and foregoing instrument and acknowledged to me that such Corporation executed the same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

                                           /s/ Peter M. Pavlyshin
                                     ------------------------------------------
                                               Notary Public


                                              PETER M. PAVLYSHIN
                                       Notary Public, State of New York
                                                No. 41-4991297
                                          Qualified in Queens County
                                     Certificate Filed in New York County

                                     Commission Expires January 27, 2002

                                                                       EXHIBIT A

                        MORTGAGE, SUPPLEMENTAL INDENTURES
                               AND SERIES OF BONDS


      MORTGAGE OR                                       SERIES                  PRINCIPAL          PRINCIPAL
      SUPPLEMENTAL                                                               AMOUNT             AMOUNT
      INDENTURE            DATED AS OF         NO.      DESIGNATION              ISSUED           OUTSTANDING
      ---------            -----------         ---      -----------              ------           -----------


Original                   June 1, 1939         1    3-1/2% Series due 1964   $22,000,000              None
First                      October 1, 1952      2    3-3/4% Series due 1982    30,000,000              None
Second                     May 1, 1953          3    3-7/8% Series due 1983    10,000,000              None
Third                      December 1, 1955                   None
Fourth                     March 15, 1957                     None
Fifth                      July 1, 1957         4    4-7/8% Series due 1987    30,000,000              None
Sixth                      January 1, 1958      5    4-1/8% Series due 1988    20,000,000              None
Seventh                    August 1, 1958       6    4-3/8% Series due 1988    15,000,000              None
Eighth                     January 1, 1959      7    4-3/4% Series due 1989    15,000,000              None
Ninth                      January 1, 1960      8    5-3/8% Series due 1990    10,000,000              None
Tenth                      April 1, 1964        9    4-5/8% Series due 1994    30,000,000              None
Eleventh                   March 1,1965        10    4-5/8% Series due 1995    10,000,000              None
Twelfth                    May 1, 1966                        None
Thirteenth                 August 1, 1966      11    6    % Series due 1996    20,000,000              None
Fourteenth                 April 1, 1970       12    9-1/4% Series due 2000    20,000,000              None
Fifteenth                  May 1, 1973         13    7-7/8% Series due 2003    20,000,000              None
Sixteenth                  February 1, 1975    14    9-3/8% Series due 2005    25,000,000              None
Seventeenth                November 1, 1976    15    8-3/4% Series due 2006    30,000,000              None
Eighteenth                 June 1, 1980                       None
Nineteenth                 January 1, 1981     16    14-1/8% Series due 1991   40,000,000              None
Twentieth                  August 1, 1982      17    15-3/4% Series due        60,000,000              None
                                                            1990-1992
Twenty-First               September 1, 1983   18    13-1/2% Series due 2013   60,000,000              None
Twenty-Second              March 1, 1984       19    13-1/4% Series due 1994   60,000,000              None
Twenty-Third               December 1, 1986    20    9-1/4% Series due 2016    80,000,000              None
Twenty-Fourth              January 1, 1988     21    10-3/8% Series due 2018   50,000,000              None
Twenty-Fifth               October 1, 1989     22    7-1/8% Series due 2013    66,700,000              None
                                               23    7-2/5% Series due 2016    17,000,000              None
Twenty-Sixth               April 1, 1993       24      Secured Medium-Term    250,000,000          $129,500,000
                                                         Notes, Series A
                                                          ($250,000,000
                                                           authorized)
Twenty-Seventh             January 1, 1994     25      Secured Medium-Term    161,000,000            74,000,000
                                                         Notes, Series B
                                                          ($250,000,000
                                                           authorized)
Twenty-Eighth              September 1, 2001   26     Collateral Series due   220,000,000           220,000,000
                                                              2002

                                                                       EXHIBIT B

                             FILING AND RECORDING OF
                      TWENTY-EIGHTH SUPPLEMENTAL INDENTURE
                             FILING IN STATE OFFICES

                                                                                        FINANCING STATEMENT
            STATE                       OFFICE OF                      DATE               DOCUMENT NUMBER
            -----                       ---------                      ----               ---------------

        Washington                 Secretary of State                10/18/01                 2001-306-6692-7
        Idaho                      Secretary of State                10/09/01                 B2001-0909765-4
        Montana                    Secretary of State                10/16/01                     435875
        Oregon                     Secretary of State                10/09/01                     S67453
        California                 Secretary of State                10/10/01                   0128560259

--------------------------------------------------------------------------------------------------------------------
                                                RECORDING IN COUNTY OFFICES
--------------------------------------------------------------------------------------------------------------------
COUNTY                OFFICE OF                                                                         FINANCING
                                                         REAL ESTATE MORTGAGE RECORDS                   STATEMENT
                                                                                                         DOCUMENT
                                                                                                          NUMBER
--------------------------------------------------------------------------------------------------------------------
                                             DATE      DOCUMENT NUMBER     BOOK            PAGE
 -------------------------------------------------------------------------------------------------------------------
Washington
----------
 Adams                Auditor              10/10/01        262400           N/A            N/A             N/A
 Asotin               Auditor              10/10/01        255818           N/A            N/A             N/A
 Benton               Auditor              10/17/01      2001-032378        N/A            N/A             N/A
 Douglas              Auditor              10/11/01        3042520          N/A            N/A             N/A
 Ferry                Auditor              10/10/01        250874           N/A            N/A             N/A
 Franklin             Auditor              10/11/01        1596289          N/A            N/A             N/A
 Garfield             Auditor              10/11/01         6781            N/A            N/A             N/A
 Grant                Auditor              10/11/01        1090810          N/A            N/A             N/A
 Grays Harbor         Auditor              10/11/01     2001-10110013       N/A            N/A             N/A
 Klickitat            Auditor              10/12/01        1026261          N/A            N/A             N/A
 Lewis                Auditor              10/11/01        3123293          N/A            N/A             N/A
 Lincoln              Auditor              10/10/01      20010422840        77             2357            N/A
 Pend Oreille         Auditor              10/10/01      20010260070        N/A            N/A             N/A
 Skamania             Auditor              10/15/01        142596           215            715             N/A
 Spokane              Auditor              10/19/01        4643814          N/A            N/A             N/A
 Stevens              Auditor              10/30/01      20010010965        265            576             N/A
 Thurston             Auditor              10/25/01        3387657          N/A            N/A             N/A
 Whitman              Auditor              10/19/01        632046           N/A            N/A             N/A

California                                 10/22/01    2001-0067116-00      N/A            N/A             N/A
----------
 El Dorado            Recorder

Idaho
-----

 Benewah              Recorder             10/09/01        224569           N/A            N/A             N/A
 Bonner               Recorder             10/10/01        589247           N/A            N/A             N/A
 Boundary             Recorder             10/16/01        203667           N/A            N/A             N/A


--------------------------------------------------------------------------------------------------------------------
                                                RECORDING IN COUNTY OFFICES
--------------------------------------------------------------------------------------------------------------------
COUNTY                OFFICE OF                                                                         FINANCING
                                                         REAL ESTATE MORTGAGE RECORDS                   STATEMENT
                                                                                                         DOCUMENT
                                                                                                          NUMBER
--------------------------------------------------------------------------------------------------------------------
                                             DATE      DOCUMENT NUMBER     BOOK            PAGE
--------------------------------------------------------------------------------------------------------------------

Clearwater            Recorder             10/09/01        187844           N/A            N/A             N/A
 Idaho                Recorder             10/09/01        419193           N/A            N/A             N/A
 Kootenai             Recorder             10/10/01        1699539          N/A            N/A             N/A
 Latah                Recorder             10/09/01        460435           N/A            N/A             N/A
 Lewis                Recorder             10/09/01        125235           N/A            N/A             N/A
 Nez Perce            Recorder             10/09/01        667966           N/A            N/A             N/A
 Shoshone             Recorder             10/09/01        400399           N/A            N/A             N/A

Montana
-------

 Big Horn             Clerk & Recorder     10/12/01        325775           61             133             N/A
 Broadwater           Clerk & Recorder     10/12/01        142471           59              57             N/A
 Golden Valley        Clerk & Recorder     10/15/01         75281            M             9438            N/A
 Meagher              Clerk & Recorder     10/12/01        110967           F53             82             N/A
 Mineral              Clerk & Recorder     10/12/01         90830        Drawer 3       Card 7379          N/A
 Rosebud              Clerk & Recorder     10/15/01         90615          98MG            922             N/A
 Sanders              Clerk & Recorder     10/12/01         35390           N/A            N/A             N/A
 Stillwater           Clerk & Recorder     10/12/01        304963           N/A            N/A             N/A
 Treasure             Clerk & Recorder     10/12/01         77482           15             767             N/A
 Wheatland            Clerk & Recorder     10/12/01        100927            M            12802            N/A
 Yellowstone          Clerk & Recorder     10/12/01        3148865          N/A            N/A             N/A

Oregon
------

 Douglas              Recorder             10/10/01      2001-23649        1803            794             N/A
 Jackson              Recorder             10/11/01       01-48511          N/A            N/A             N/A
 Josephine            Recorder             10/23/01       01-20503          N/A            N/A             N/A
 Klamath              Recorder             10/10/01          N/A            M01           51586            N/A
 Union                Recorder             10/09/01      2001-14548         N/A            N/A             N/A
Wallowa               Recorder             10/09/01         44096           N/A            N/A             N/A


                                                                       EXHIBIT C

                                 (FORM OF BOND)

                THIS BOND IS SUBJECT TO RESTRICTIONS ON TRANSFER,
                            AS HEREINAFTER SET FORTH.

                               AVISTA CORPORATION

                              First Mortgage Bond,
                              7.75% Series due 2007

REGISTERED                                                            REGISTERED

NO. _________________                                       $___________________



         AVISTA CORPORATION, a corporation of the State of Washington (hereinafter called the Company), for value received, hereby promises to pay to or registered assigns, on January 1, 2007,


                                                                         DOLLARS

or such other principal amount as is set forth in the Schedule of Exchanges of Interests in the Global Bond attached hereto, and to pay the registered owner hereof interest thereon from December 19, 2001 semi-annually in arrears on January 1 and July 1 in each year (each such date being hereinafter called an "Interest Payment Date"), commencing July 1, 2002, and at Maturity (as hereinafter defined), at the rate of seven and seventy-five one-hundredths per centum (7.75%) per annum, computed on the basis of a 360-day year consisting of twelve 30-day months, until the Company's obligation with respect to the payment of such principal shall have been discharged. The principal of and premium, if any, and interest on this bond payable at Maturity shall be paid upon presentation hereof at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts. The interest on this bond (other than interest payable at Maturity) shall be paid by check, in the similar coin or currency, mailed to the registered owner hereof as of the close of business on the December 15 or June 15, as the case may be, next preceding each Interest Payment Date (each such date being herein called a "Record Date"); provided, however, that if such registered owner shall be a securities depositary, such payment shall be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such registered owner. Interest payable at Maturity shall be paid to the person to whom principal shall be paid. As used herein, the term "Maturity" shall mean the date on which the principal of this bond becomes due and payable, whether at stated maturity, upon redemption or acceleration, or otherwise.

         This bond is one of an issue of bonds of the Company issuable in series and is one of a series known as its First Mortgage Bonds, 7.75% Series due 2007, all bonds of all such issue of series being issued and issuable under and equally secured (except insofar as any sinking or other fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust, dated as of June 1, 1939, executed by the Company (formerly known as The Washington Water Power Company) to City Bank Farmers Trust Company and Ralph E. Morton, as Trustees (Citibank, N.A., successor Trustee to both said Trustees). Such mortgage and deed of trust has been amended and supplemented by various supplemental indentures, including the Twenty-ninth Supplemental Indenture, dated as of December 1, 2001 (the "Twenty-ninth Supplemental Indenture") and, as so amended and supplemented, is herein called the "Mortgage". Reference is made to the Mortgage for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds and of the Trustee in respect thereof, the duties and immunities of the Trustee and the terms and conditions upon which the bonds are and are to be secured and the circumstances under which additional bonds may be issued. If there shall be a conflict between the terms of this bond and the provisions of the Mortgage, the provisions of the Mortgage shall control to the extent permitted by law. The holder of this bond, by its acceptance hereof, shall be deemed to have consented and agreed to all terms and provisions of the Mortgage and, further, in the event that such holder shall not be the sole beneficial owner of this bond, shall be deemed to have agreed to use all commercially reasonable efforts to cause all direct and indirect beneficial owners of this bond to have knowledge of the terms and provisions of the Mortgage and of this bond and to comply therewith, including particularly, but without limitation, any provisions or restrictions in the Mortgage regarding the transfer or exchange of such beneficial interests and any legend set forth on this bond.

         With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or the rights of the holders of the bonds and/or coupons and/or the terms and provisions of the Mortgage may be modified or altered by affirmative vote of the holders of at least 75% in principal amount of the bonds then outstanding under the Mortgage and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected, then also by affirmative vote of the holders of at least 75% in principal amount of the series of bonds so to be affected (excluding in any case bonds challenged and disqualified from voting by reason of the Company's interest therein as provided in the Mortgage). The Company has amended the Mortgage, effective as of the Modification Effective Date (as defined in the Twenty-ninth Supplemental Indenture), to provide that the Mortgage may be modified or altered by affirmative vote of the holders of at least 60% in principal amount of the bonds outstanding under the Mortgage, considered as one class, or, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected, then such modification or alteration may be effected with the affirmative vote only of 60% in principal amount of the bonds outstanding of the series so to be affected, considered as one class, and, furthermore, to provide that, for limited purposes, the Mortgage may be modified or altered without any consent or other action of holders of any series of bonds. No modification or alteration shall, however, permit an extension of the Maturity of the principal of, or interest on, this bond or a reduction in such principal or the rate of interest hereon or any other modification in the terms of payment of such principal or interest or the creation of any lien equal or prior to the lien of the Mortgage or deprive the holder of a lien on the mortgaged and pledged property without the consent of the holder hereof.

         The principal hereof may be declared or may become due prior to the stated maturity date on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

         In the manner prescribed in the Mortgage, this bond is transferable by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this bond, together with a written instrument of transfer whenever required by the Company duly executed by the registered owner or by its duly authorized attorney, and, thereupon, a new fully registered bond of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes.

         In the manner prescribed in the Mortgage, any bonds of this series, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, are exchangeable for a like aggregate principal amount of bonds of the same series of other authorized denominations.

         The bonds of this series are not subject to redemption prior to the stated maturity date thereof.

         No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, as such, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

         This bond shall not become obligatory until Citibank, N.A., the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

         IN WITNESS WHEREOF, AVISTA CORPORATION has caused this bond to be signed in its corporate name by its President or one of its Vice Presidents by his signature or a facsimile thereof, and its corporate seal to be impressed or imprinted hereon and attested by its Corporate Secretary or one of its Assistant Corporate Secretaries by his signature or a facsimile thereof.

Dated:                                       AVISTA CORPORATION



                                             By:_______________________


ATTEST:_________________________

                              TRUSTEE'S CERTIFICATE

         This bond is one of the bonds, of the series herein designated, described or provided for in the within-mentioned Mortgage.


                                             CITIBANK, N.A.
                                             Trustee

                                             By____________________________
                                                    Authorized Officer

             SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL BOND*

         The following exchanges of a part of this Global Bond for an interest in another Global Bond or for a Definitive Bond, or exchanges of a part of another Global Bond or Definitive Bond for an interest in this Global Bond, have been made:

                     Amount of decrease           Amount of           Principal Amount of      Signature of
                        in Principal             increase in            this Global Bond        authorized
                       Amount of this          Principal Amount          following such         officer of
Date of Exchange        Global Bond          of this Global Bond      decrease or increase      Custodian
----------------        -----------          -------------------      --------------------      ---------













------------------------
*This schedule should be included only if the Bond is issued in global form.

         [THE BONDS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNTIED STATES.]

         [THE BONDS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS THE BONDS ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.]

         THIS GLOBAL BOND IS HELD BY CEDE & CO., AS NOMINEE FOR THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF. THIS BOND MAY NOT BE TRANSFERRED, NOR MAY ANY PURPORTED TRANSFER BE REGISTERED, EXCEPT THAT (I) THIS BOND MAY BE TRANSFERRED IN WHOLE, AND APPROPRIATE REGISTRATION OF TRANSFER EFFECTED, IF SUCH TRANSFER IS BY CEDE & CO., AS NOMINEE FOR THE DEPOSITARY, TO THE DEPOSITARY, OR BY THE DEPOSITARY TO ANOTHER NOMINEE THEREOF, OR BY ANY NOMINEE OF THE DEPOSITARY TO ANY OTHER NOMINEE THEREOF, OR BY THE DEPOSITARY OR ANY NOMINEE THEREOF TO ANY SUCCESSOR BONDS DEPOSITARY OR ANY NOMINEE THEREOF; AND (II) THIS BOND MAY BE TRANSFERRED, AND APPROPRIATE REGISTRATION OF TRANSFER EFFECTED, TO THE BENEFICIAL HOLDERS HEREOF, AND THEREAFTER SHALL BE TRANSFERABLE WITHOUT RESTRICTIONS (EXCEPT AS PROVIDED IN THE PRECEDING PARAGRAPH) IF: (A) THE DEPOSITARY, OR ANY SUCCESSOR SECURITIES DEPOSITARY, SHALL HAVE NOTIFIED THE COMPANY AND THE TRUSTEE THAT (I) IT IS UNWILLING OR UNABLE TO CONTINUE TO ACT AS SECURITIES DEPOSITARY WITH RESPECT TO THE BONDS OR (II) IT IS NO LONGER A CLEARING AGENCY REGISTERED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND, IN EITHER CASE, THE TRUSTEE SHALL NOT HAVE BEEN NOTIFIED BY THE COMPANY WITHIN ONE HUNDRED TWENTY
(120) DAYS OF THE IDENTITY OF A SUCCESSOR SECURITIES DEPOSITARY WITH RESPECT TO THE BONDS; OR (B) THE COMPANY SHALL HAVE DELIVERED TO THE TRUSTEE A WRITTEN ORDER TO THE EFFECT THAT THE BONDS SHALL BE SO TRANSFERABLE ON AND AFTER A DATE SPECIFIED THEREIN.

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

_______________________________________________

     [please insert social security or other identifying number of assignee]

_______________________________________________

            [please print or typewrite name and address of assignee]

_______________________________________________

the within bond of AVISTA CORPORATION and does hereby irrevocably constitute and appoint ___________________________________________, Attorney, to transfer said bond on the books of the within-mentioned Company, will full power of substitution in the premises.

Dated:_________________________

      _________________________

Notice: The signature to this assignment must correspond with the name as written upon the face of the bond in every particular without alteration or enlargement or any change whatsoever.

                                                                       EXHIBIT D
                                                Form of Regulation S Certificate


                            REGULATION S CERTIFICATE
            (For transfers pursuant to Section 1(IV)(a) of Article I
                         and Section 2(a) of Article III
                   of the Twenty-ninth Supplemental Indenture)

Citibank, N.A.,
   as Custodian
111 Wall Street, 5th Floor Zone 2
New York, New York  10043
Attention:  Agency of Trust Services

Re:      Avista Corporation
         7.75% First Mortgage Bonds Due 2007 (the "Bonds")

Reference is made to the Mortgage and Deed of Trust, dated as of June 1, 1939, between Avista Corporation (the "Company") and Citibank, N.A., successor Trustee, as amended and supplemented (the "Mortgage"). Terms used herein and defined in the Mortgage or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

This certificate relates to U.S. $_____________ principal amount of Bonds, which are evidenced by the following certificate(s) (the "Specified Bonds"):

CUSIP No(s). ___________________________

CERTIFICATE No(s). _____________________

         The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Bonds or (ii) it is acting on behalf of all the beneficial owners of the Specified Bonds and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner." If the Specified Bonds are represented by a Global Bond, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Bonds are not represented by a Global Bond, they are registered in the name of the Undersigned, as or on behalf of the Owner.

The Owner has requested that the Specified Bonds be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Bond. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

         (1) Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904:

                (A) the Owner is not a distributor of the Bonds, an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

               (B) the offer of the Specified Bonds was not made to a person in the United States;

               (C) either: (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or (ii)the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

               (D) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

               (E) if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Bonds, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

               (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

         (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

               (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Bonds were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

               (B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Bonds were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

Dated:

(Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)

By:______________________________________
   Name:
   Title:

(If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                                       EXHIBIT E
                                       Form of Restricted Securities Certificate

                        RESTRICTED SECURITIES CERTIFICATE
            (For transfers pursuant to Section 1(IV)(a) of Article I
                         and Section 2(a) of Article III
                   of the Twenty-ninth Supplemental Indenture)

Citibank, N.A.,
   as Custodian
111 Wall Street, 5th Floor Zone 2
New York, New York  10043
Attention:  Agency of Trust Services

Re:      Avista Corporation
         7.75% First Mortgage Bonds Due 2007 (the "Bonds")

Reference is made to the Mortgage and Deed of Trust, dated as of June 1, 1939, between Avista Corporation (the "Company") and Citibank, N.A., successor Trustee, as amended and supplemented (the "Mortgage"). Terms used herein and defined in the Mortgage or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined. This certificate relates to U.S. $_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Bonds"):

CUSIP No(s). ___________________________

CERTIFICATE No(s). _____________________

         The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Bonds or (ii) it is acting on behalf of all the beneficial owners of the Specified Bonds and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner." If the Specified Securities are represented by a Global Bond, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Bonds are not represented by a Global Bond, they are registered in the name of the Undersigned, as or on behalf of the Owner.

The Owner has requested that the Specified Bonds be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Bond. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

         (1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

                (A) the Specified Bonds are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

                (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer.

         (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

                (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Bonds were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                (B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Bonds were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

Dated:

(Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)

By:______________________________________
   Name:
   Title:

(If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                                       EXHIBIT F

                                    AMENDMENTS TO MORTGAGE

         (1) The amendment of Article XVIII of the Original Mortgage to read as follows:

                                 ARTICLE XVIII.

                      MEETINGS AND CONSENTS OF BONDHOLDERS.

         SECTION 107. Modifications and alterations of this Indenture and/or of any indenture supplemental hereto and/or of the rights and obligations of the Company and/or of the rights of the holders of bonds and coupons issued hereunder may be made as provided in this Article XVIII.

         SECTION 108. The Corporate Trustee may at any time call a meeting of the holders of bonds of one or more, or all, series and it shall call such a meeting on written request of the Company, given pursuant to a Resolution of its Board of Directors, or a resolution of the holders of a majority or more in principal amount of the bonds of such series Outstanding hereunder, considered as one class, at the time of such request. In the event of the Corporate Trustee's failing for ten (10) days to call a meeting after being thereunto requested by the Company or bondholders as above set forth, holders of Outstanding bonds in the amount above specified in this Section or the Company, pursuant to Resolution of its Board of Directors, may call such meeting. Every such meeting called by and at the instance of the Corporate Trustee shall be held in the Borough of Manhattan, The City of New York, or with the written approval of the Company, at any other place in the United States of America, and written notice thereof, stating the place and time thereof and in general terms the business to be submitted, shall be mailed by the Corporate Trustee not less than thirty (30) days before such meeting (a) to each registered holder of bonds of the series in respect of which such meeting is being called, then Outstanding hereunder addressed to him at his address appearing on the registry books, (b) to all other holders of bonds of such series then Outstanding hereunder the names and addresses of whom are preserved by the Corporate Trustee as required by the provisions of Section 132 hereof and (c) to the Company addressed to it at Spokane, Washington (or at such other address as may be designated by the Company from time to time), and, if any bonds of such series shall not be in fully registered form, shall be published by the Corporate Trustee at least once a week for four (4) successive calendar weeks immediately preceding the meeting, upon any secular day of each such calendar week, which need not be the same day of each week, in a Daily Newspaper, printed in the English language, and published and of general circulation in The City of New York; provided, however, that, if such notice by publication shall have been given, the mailing of such notice to any bondholders shall in no case be a condition precedent to the validity of any action taken at such meeting. Any meeting of holders of the bonds of one or more, or all, series shall be valid without notice if the holders of all bonds of such series then Outstanding hereunder are present in person or by proxy and if the Company and the Corporate Trustee are present by duly authorized representatives, or if notice is waived in writing before or after the meeting by the Company, the holders of all bonds of such series Outstanding hereunder and by the Corporate Trustee, or by such of them as are not present in person or by proxy.

         SECTION 109. Officers and nominees of the Corporate Trustee and of the Company may attend such meeting, but shall not as such be entitled to vote thereat. Attendance by bondholders may be in person or by proxy. In order that the holder of any bond payable to bearer and his proxy may attend and vote without producing his bond, the Corporate Trustee, with respect to any such meeting, may make and from time to time vary such regulations as it shall think fit for deposit of bonds with, (i) any bank or trust or insurance company, or
(ii) any trustee, secretary, administrator or other proper officer of any pension, welfare, hospitalization, or similar fund or funds, or (iii) the United States of America, any Territory thereof, the District of Columbia, any State of the United States, any municipality in any State of the United States or any public instrumentality of the United States, or of any State or of any Territory, or (iv) any other person or corporation satisfactory to the Corporate Trustee, and for the issue to the persons depositing the same of certificates by such depositaries entitling the holders thereof to be present and vote at any such meeting and to appoint proxies to represent them and vote for them at any such meeting in the same way as if the persons so present and voting, either personally or by proxy, were the actual bearers of the bonds in respect of which such certificate shall have been issued and any regulations so made shall be binding and effective. A bondholder in any of the foregoing categories may sign such a certificate in his own behalf. In lieu of or in addition to providing for such deposit, the Corporate Trustee may, in its discretion, permit such institutions to issue certificates which shall entitle the holders thereof to vote at any meeting only if the bonds with respect to which they are issued are not produced at the meeting by any other person and are not at the time of the meeting registered in the name of any other person. Each such certificate shall state the date on which the bond or bonds in respect of which such certificate shall have been issued were deposited with or exhibited to such institution and the series, maturities and serial numbers of such bonds. A bondholder in any of the foregoing categories may sign such a certificate in his own behalf. In the event that two or more such certificates shall be issued with respect to any bond or bonds, the certificate bearing the latest date shall be recognized and be deemed to supersede any certificate or certificates previously issued with respect to such bond or bonds. If any such meeting shall have been called by bondholders or by the Company as aforesaid upon failure of the Corporate Trustee to call the same after having been so requested under the provisions of Section 108 hereof, regulations to like effect for such deposit of bonds and the issue of certificates by (i) any bank or trust or insurance company organized under the laws of the United States of America or of any state thereof, or (ii) any trustee, secretary, administrator or other proper officer of any pension, welfare, hospitalization, or similar fund or funds, or (iii) the United States of America, any Territory thereof, the District of Columbia, any State of the United States, any municipality in any State of the United States or any public instrumentality of the United States, or of any State or of any Territory, shall be similarly binding and effective for all purposes hereof if adopted or approved by the bondholders calling such meeting or by the Board of Directors of the Company, if such meeting shall have been called by the Company, provided that in either such case copies of such regulations shall be filed with the

Corporate Trustee. A bondholder in any of the foregoing categories may sign such a certificate in his own behalf.

         SECTION 110. Subject to the restrictions specified in Sections 109 and 113 hereof, any registered holder of bonds Outstanding hereunder and any holder of a certificate provided for in Section 109 hereof relating to bonds Outstanding hereunder, in either case of the series in respect of which a meeting shall have been called, shall be entitled in person or by proxy to attend and vote at such meeting as a holder of the bonds registered or certified in the name of such holder without producing such bonds. All others seeking to attend or vote at such meeting in person or by proxy must, if required by any authorized representative of the Corporate Trustee or the Company or by any other bondholder, produce the bonds claimed to be owned or represented at such meeting and every one seeking to attend or vote shall, if required as aforesaid, produce such further proof of bond ownership or personal identity as shall be satisfactory to the authorized representative of the Corporate Trustee, or if none be present then to the Inspectors of Votes hereinafter provided for. Proxies shall be witnessed or in the alternative may (a) have the signature guaranteed by a bank or trust company or a registered dealer in securities, (b) be acknowledged before a Notary Public or other officer authorized to take acknowledgements, or (c) have their genuineness otherwise established to the satisfaction of the Inspector of Votes. All proxies and certificates presented at any meeting shall be delivered to said Inspectors of Votes and filed with the Corporate Trustee.

         SECTION 111. Persons nominated by the Corporate Trustee if it is represented at the meeting shall act as temporary Chairman and Secretary, respectively, of the meeting, but if the Corporate Trustee shall not be represented or shall fail to nominate such persons or if any person so nominated shall not be present, the bondholders and proxies present shall by a majority vote, irrespective of the amount of their holdings, elect another person or other persons from those present to act as temporary Chairman and/or Secretary. A permanent Chairman and a permanent Secretary of such meeting shall be elected from those present by the bondholders and proxies present by a majority vote irrespective of the amount of their holdings. The Corporate Trustee, if represented at the meeting, shall appoint two Inspectors of Votes who shall decide as to the right of anyone to vote and shall count all votes cast at such meeting, except votes on the election of a Chairman and Secretary, both temporary and permanent, as aforesaid, and who shall make and file with the permanent Secretary of the meeting their verified written report in duplicate of all such votes so cast at said meeting. If the Corporate Trustee shall not be represented at the meeting or shall fail to nominate such Inspectors of Votes or if either Inspector of Votes fails to attend the meeting, the vacancy shall be filled by appointment by the permanent Chairman of the meeting.

         SECTION 112. The holders of a majority in aggregate principal amount of the bonds Outstanding hereunder of the series with respect to which a meeting shall have been called as hereinbefore provided, considered as one class, shall constitute a quorum for a meeting of holders of bonds of such series; provided, however, that if any action is to be taken at such meeting which this Indenture expressly provides may be taken by the holders of not less than sixty per centum (60%) in principal amount of the bonds of such series Outstanding hereunder, considered as one class, the holders of such percentage in principal amount of the bonds of such series Outstanding hereunder, considered as one class, shall constitute a quorum; and provided, further, that if any action is to be taken at such meeting which this Indenture expressly provides may be taken by the holders of a specified percentage which is less than a majority in principal amount of the bonds of such series Outstanding hereunder, considered as one class, the holders of such specified percentage in principal amount of the bonds of such series Outstanding hereunder, considered as one class, shall constitute a quorum. In the absence of a quorum within one hour of the time appointed for any such meeting, the meeting shall, if convened at the request of holders of bonds of such series, be dissolved. In any other case the meeting may be adjourned for such period or periods as may be determined by the chairman of the meeting prior to the adjournment thereof.

         SECTION 113. Any modification or alteration of this Indenture and/or of any indenture supplemental hereto and/or of the rights and obligations of the Company and/or the rights of the holders of bonds and/or coupons issued hereunder in any particular may be made at a meeting of bondholders duly convened and held in accordance with the provisions of this Article, but only by resolution duly adopted by the affirmative vote of the holders of sixty per centum (60%) or more in principal amount of the bonds Outstanding hereunder, considered as one class (or, if such modification or alteration shall directly affect the holders of bonds of one or more, but less than all, series then Outstanding hereunder, then the affirmative vote only of the holders of sixty per centum (60%) or more in aggregate principal amount of the bonds of the series so directly affected then Outstanding hereunder, considered as one class), when such meeting is held, and in every case approved by Resolution of the Board of Directors of the Company as hereinafter specified; provided, however, that no such modification or alteration shall, without the consent of the holder of any bond issued hereunder affected thereby, permit (1) the extension of the maturity of the principal of, or interest on, such bonds, or
(2) the reduction in such principal or the rate of interest thereon or any other modification in the terms of payment of such principal or interest, or (3) the creation of any lien ranking prior to, or on a parity with, the Lien of this Indenture with respect to any of the Mortgaged and Pledged Property, or (4) the deprivation of any non-assenting bondholder of a lien upon the Mortgaged and Pledged Property for the security of his bonds (subject only to Excepted Encumbrances) or (5) the reduction of the percentage required by the provisions of this Section for the taking of any action under this Section with respect to any bond Outstanding hereunder. For all purposes of this Article, the Trustees shall be entitled to rely upon an Opinion of Counsel with respect to the extent, if any, as to which any action taken at such meeting affects the rights under this Indenture or under any indenture supplemental hereto of any holders of bonds then Outstanding hereunder.

         Bonds owned and/or held by and/or for account of and/or for the benefit or interest of the Company, or any corporation of which the Company shall own twenty-five per centum (25 %) or more of the outstanding voting stock, shall not be deemed Outstanding for the purpose of any vote or of any calculation of bonds Outstanding in Article XVI hereof or in this Article XVIII or for the purpose of the quorum provided for in Section 112 of this Article; provided, however, that bonds so owned or held which have been pledged in good faith may be regarded as Outstanding for purposes of this paragraph if the pledgee establishes to the satisfaction of the Corporate Trustee the pledgee's right to vote or give consents with respect to such bonds and that the pledgee is not the Company or a corporation of which the Company shall own twenty-five per centum (25 %) or more of the outstanding voting stock. For all purposes of this Indenture, the Corporate Trustee, the Chairman and Secretary of any meeting held pursuant to the provisions of this Article XVIII and the Inspectors of Votes at any such meeting shall (unless the fact is challenged at such meeting by any holder of bonds Outstanding hereunder entitled to vote at such meeting and a contrary fact is established) be entitled conclusively to rely upon a notification in writing by the Company, specifying the principal amount of bonds Outstanding hereunder owned by or held by or for the account of or for the benefit or interest of the Company or any corporation of which the Company shall own twenty-five per centum (25 %) or more of the outstanding voting stock, or stating that no such bonds are so owned or held. In case the meeting shall have been called otherwise than on the written request of the Company, the Corporate Trustee shall be entitled conclusively to assume that none of the bonds Outstanding hereunder is so owned or held unless a notification by the Company is furnished as in this paragraph provided or unless the fact is challenged at such meeting by any holder of bonds Outstanding hereunder and a contrary fact is established.

         SECTION 114. A record in duplicate of the proceedings of each meeting of bondholders shall be prepared by the permanent Secretary of the meeting and shall have attached thereto the original reports of the Inspectors of Votes, and affidavits by one or more persons having knowledge of the facts showing a copy of the notice of the meeting, and showing that said notice was mailed and published as provided in Section 108 hereof. Such record shall be signed and verified by the affidavits of the permanent Chairman and the permanent Secretary of the meeting, and one duplicate thereof shall be delivered to the Company and the other to the Corporate Trustee for preservation by the Corporate Trustee. Any record so signed and verified shall be proof of the matters therein stated, and if such record shall also be signed and verified by the affidavit of a duly authorized representative of the Corporate Trustee, such meeting shall be deemed conclusively to have been duly convened and held and such record shall be conclusive, and any resolution or proceeding stated in such record to have been adopted or taken, shall be deemed conclusively to have been duly adopted or taken by such meeting. A true copy of any resolution adopted by such meeting shall be mailed by the Corporate Trustee to each registered holder of bonds Outstanding hereunder addressed to him at his address appearing on the registry books and to each holder of any such bond then Outstanding hereunder payable to bearer whose name and address appear upon the last list of bondholders furnished to the Corporate Trustee by the Company pursuant to the provisions of Section 43 hereof, addressed to him at such address, and proof of such mailing by the affidavit of some person having knowledge of the fact shall be filed with the Corporate Trustee, but failure to mail copies of such resolution as aforesaid shall not affect the validity thereof. No such resolution shall be binding until and unless such resolution is approved by Resolution of the Board of Directors of the Company, of which such Resolution of approval, if any, it shall be the duty of the Company to file a copy certified by the Secretary or an Assistant Secretary of the Company with the Corporate Trustee, but if such Resolution of the Board of Directors of the Company is adopted and a certified copy thereof is filed with the Corporate Trustee, the resolution so adopted by such meeting shall be deemed conclusively to be binding upon the Company, the Corporate Trustee and the holders of all bonds and coupons issued hereunder, at the expiration of sixty (60) days after such filing, except in the event of a final decree of a court of competent jurisdiction setting aside such resolution, or annulling the action taken thereby in a legal action or equitable proceeding for such purposes commenced within such sixty (60) day period; provided, however, that no such resolution of the bondholders, or of the Company, shall in any manner be so construed as to change or modify any of the rights, immunities, or obligations of the Corporate Trustee without its written assent thereto.

         SECTION 115. Bonds authenticated and delivered after the date of any bondholders' meeting may bear a notation in form approved by the Corporate Trustee as to the action taken at meetings of bondholders theretofore held, and upon demand of the holder of any bond Outstanding at the date of any such meeting and presentation of his bond for the purpose at the principal office of the Corporate Trustee, the Company shall cause suitable notation to be made on such bond by endorsement or otherwise as to any action taken at any meeting of bondholders theretofore held. If the Company or the Corporate Trustee shall so determine, new bonds so modified as in the opinion of the Corporate Trustee and the Board of Directors of the Company to conform to such bondholders' resolution shall be prepared, authenticated and delivered, and upon demand of the holder of any bond then Outstanding and affected thereby shall be exchanged without cost to such bondholder for bonds then Outstanding hereunder upon surrender of such bonds with all unmatured coupons, if any, appertaining thereto. The Company or the Corporate Trustee may require bonds Outstanding to be presented for notation or exchange as aforesaid if either shall see fit to do so. Instruments supplemental to this Indenture embodying any modification or alteration of this Indenture or of any indenture supplemental hereto made at any bondholders' meeting and approved by Resolution of the Board of Directors of the Company, as aforesaid, may be executed by the Corporate Trustee and the Company and upon demand of the Corporate Trustee, or if so specified in any resolution adopted by any such bondholders' meeting, shall be executed by the Company and the Corporate Trustee.

         SECTION 116. (A) Anything in this Article XVIII contained to the contrary notwithstanding, the Corporate Trustee shall receive the written consent (in any number of instruments of similar tenor executed by bondholders or by their attorneys appointed in writing) of the holders of sixty per centum (60%) or more in principal amount of the bonds Outstanding hereunder, considered as one class (or, if any action proposed to be taken shall directly affect the holders of bonds of one or more, but less than all, series then Outstanding hereunder, then the consent only of the holders of sixty per centum (60%) or more in aggregate principal amount of bonds of the series so directly affected then Outstanding hereunder, considered as one class), at the time the last such needed consent is delivered to the Corporate Trustee, in lieu of the holding of a meeting pursuant to this Article XVIII and in lieu of all action at such a meeting and with the same force and effect as a resolution duly adopted in accordance with the provisions of Section 113 hereof.

         (B) Instruments of consent shall be witnessed or in the alternative may
(a) have the signature guaranteed by a bank or trust company or a registered dealer in securities, (b) be acknowledged before a Notary Public or other officer authorized to take acknowledgments, or (c) have their genuineness otherwise established to the satisfaction of the Corporate Trustee.

         The amount of bonds payable to bearer, and the series and serial numbers thereof, held by a person executing an instrument of consent (or whose attorney has executed an instrument of consent in his behalf), and the date of his holding the same, may be proved by exhibiting the bonds to and obtaining a certificate executed by (i) any bank or trust or insurance company organized under the laws of the United States of America or of any State thereof, or (ii) any trustee, secretary, administrator or other proper officer of any pension, welfare, hospitalization or similar fund or funds, or (iii) the United States of America, any Territory thereof, the District of Columbia, any State of the United States, any municipality in any State of the United States or any public instrumentality of the United States, or of any State or of any Territory, or
(iv) any other person or corporation satisfactory to the Corporate Trustee. A bondholder in any of the foregoing categories may sign a certificate in his own behalf.

         Each such certificate shall be dated and shall state in effect that as of the date thereof a coupon bond or bonds bearing a specified serial number or numbers was exhibited to the signer of such certificate. The holding by the person named in any such certificate of any bonds specified therein shall be presumed to continue unless (1) any certificate bearing a later date issued in respect of the same bond shall be produced, (2) the bond specified in such certificate (or any bond or bonds issued in exchange or substitution for such bond) shall be produced, or (3) the bond specified in such certificate shall be registered as to principal in the name of another holder or shall have been surrendered in exchange or a fully registered bond registered in the name of another holder. The Corporate Trustee may nevertheless in its discretion require further proof in cases where it deems further proof desirable. The ownership of registered bonds shall be proved by the registry books.

         (C) Until such time as the Corporate Trustee shall receive the written consent of the necessary per centum in principal amount of the bonds required by the provisions of subsection (A) above for action contemplated by such consent, any holder of a bond, the serial number of which is shown by the evidence to be included in the bonds the holders of which have consented to such action, may, by filing written notice with the Corporate Trustee at its principal office and upon proof of holding as provided in subsection (B) above, revoke such consent so far as it concerns such bond. Except as aforesaid, any such action taken by the holder of any bond shall be conclusive and binding upon such holder and upon all future holders of such bond (and any bond issued in lieu thereof or exchanged therefor), irrespective of whether or not any notation of such consent is made upon such bond, and in any event any action taken by the holders of the percentage in aggregate principal amount of the bonds specified in subsection
(A) above in connection with such action shall be conclusively binding upon the Company, the Corporate Trustee and the holders of all the bonds.

                                                                       EXHIBIT G

                             AMENDMENTS TO MORTGAGE

         (1) The amendment of Section 5 of the Original Mortgage to delete the second paragraph thereof and to substitute therefor three paragraphs reading as follows:

                In the event that in any certificate filed with the Trustee in connection with any of the transactions referred to in clauses
         (2),(3),(5),(6) or (7) of this Section, only a part of the Cost or fair value of the Property Additions described in such certificate shall be required for the purposes of such certificate, then such Property Additions shall be deemed to be Funded Property only to the extent so required for the purpose of such certificate.

                All Funded Property that shall be abandoned, destroyed, released or otherwise disposed of free of the Lien of this Indenture shall for the purpose of Section 4 hereof be deemed Funded Property retired and for other purposes of this Indenture shall thereupon cease to be Funded Property but as in this Indenture provided may at any time thereafter again become Funded Property. Neither any reduction in the Cost or book value of property recorded in the plant account of the Company, nor the transfer of any amount appearing in such account to intangible and/or adjustment accounts, otherwise than in connection with actual retirements of physical property so abandoned, destroyed, released or disposed of, and otherwise than in connection with the removal of such property in its entirety from plant account, shall be deemed to constitute a retirement of Funded Property.

                The Company may make allocations, on a pro-rata or other reasonable basis, for the purpose of determining the extent to which fungible properties, reflected in the same generic class of property in the Company's books of account and not otherwise specifically identified, constitute Funded Property or Funded Property retired.

         (2) The deletion of Section 7 of the Original Mortgage in its entirety and the substitution therefor of a new Section 7 reading as follows:

         SECTION 7. The term "Net Earning Certificate" shall mean a certificate signed and verified by the President or a Vice-President and the Treasurer or an Assistant Treasurer of the Company, stating

                (A)   the Net Earnings of the Company for a period of twelve
         (12) consecutive calendar months within the eighteen (18) calendar months immediately preceding the first day of the month in which the application for the authentication and delivery under this Indenture of bonds then applied for is made, specifying;

                      (1) its operating revenues (which may include revenues subject when collected or accrued to possible refund at a future date), with the principal divisions thereof;

                      (2) its operating expenses, with the principal divisions thereof;

                      (3) the amount remaining after deducting such operating expenses from such operating revenues;

                      (4) its rental expenses for plants or systems not otherwise deducted from revenues or from other income in such certificate;

                      (5) the balance remaining after deducting such rental expenses from the amount required to be stated in such certificate by clause (3) of this Section;

                      (6) its rental revenues from plants or systems not otherwise included in revenues, or in other income (net) in such certificate;

                      (7) the sum of the amounts required to be stated in such certificate by clauses (5) and (6) of this Section;

                      (8) its other income (net), which may include any portion of the allowance for funds used during construction or any portion of the allowance for funds used for conservation expenditures (or any analogous amount), in either case, which is not included in "other income" (or any analogous item) in the Company's books of account;

                      (9) the sum of the amounts required to be stated in such certificate by clauses (7) and (8) of this Subdivision (A);

                      (10) the amount, if any, by which the aggregate of (a) such other income (net) and (b) that portion of the amount required to be stated in such certificate by clause (7) of this Section which, in the opinion of the signers, is directly derived from the operations of the property (other than paving, grading and other improvements to, under or upon public high-ways, bridges, parks or other public properties of analogous character) not subject to the Lien of this Indenture at the date of such certificate, exceeds twenty per centum (20%) of the sum required to be stated by clause (9) of this Section;

                      (11) the Net Earnings of the Company for such period of twelve (12) consecutive calendar months (being the amount remaining after deducting in such certificate the amount required to be stated by clause (10) of this Section from the sum required to be stated by clause (9) of this Section);

                (B) the Annual Interest Requirements, being the interest requirements for twelve (12) months upon:

                      (i) all bonds Outstanding hereunder at the date of such certificate, except any for the refunding of which the bonds applied for are to be issued;

                      (ii) all bonds then applied for in pending applica-tions, including the application in connection with which such certificate is made;

                      (iii) all bonds deposited with or held in pledge by
                the Corporate Trustee under any of the provisions of this Indenture under conditions such that they may be issued or reissued;

                      (iv) all Prior Lien Bonds which will be Outstanding immediately after the authentication of the bonds then applied for in pending applications, including the application in connection with which such certificate is made; and

                      (v) the principal amount of all other indebtedness
                (except indebtedness for the purchase, payment or redemption of which moneys in the necessary amount shall have been deposited with or be held by the Corporate Trustee or the trustee or other holder of a lien prior hereto with irrevocable direction so to apply the same; provided that, in the case of redemption, the notice required therefor shall have been given or have been provided for to the satisfaction of the Corporate Trustee), outstanding in the hands of the public on the date of such certificate and secured by lien prior or equal to the Lien of this Indenture upon property of the Company subject to the Lien of this Indenture, if said indebtedness has been assumed by the Company or if the Company customarily pays the interest upon the principal thereof.

                In calculating such Net Earnings, all the Company's expenses for taxes (other than income, profits and other taxes measured by, or dependent on, net income), assessments, rentals, insurance and expenses for current repairs and maintenance, shall be included in its operating expenses, or otherwise deducted from its revenues or other income; provided, however, that there shall not be required to be so included or deducted (A) any provision for renewal, replacement, depreciation, depletion or retirement of property, or for amortization, (B) expenses or provisions for interest on any of its indebtedness or for the amortization of debt discount, expense or loss on reacquired debt for any maintenance and replacement, improvement or sinking fund or other device for the retirement of any indebtedness, (C) expenses or provisions for any non-recurring charge to income of whatever kind or nature (including without limitation the recognition of expense due to the non-recoverability of investment), whether or not recorded as an extraordinary item in the Company's books of account or (D) provisions for any refund of revenues previously collected or accrued subject to possible refund.

                In calculating such Annual Interest Requirements (A) if any bonds issued hereunder, Prior Lien Bonds and/or other indebtedness bears interest at a variable rate or rates, the Annual Interest Requirements thereon shall be determined by reference to the rate or rates in effect on the date next preceding the date of the initial authentication and delivery of the bonds then applied for in the application in connection with which the Net Earning Certificate is made, (B) if such bonds then applied for and/or any bonds applied for in any other pending application are to bear interest at a variable rate or rates, the Annual Interest Requirements thereon shall be determined by reference to the rate or rates to be in effect at the time of the initial authentication and delivery thereof, and (C) the Annual Interest Requirements on bonds issued or to be issued hereunder, Prior Lien Bonds and any other indebtedness shall be determined by reference to the rate or rates at which such obligations are stated by their terms to bear simple interest, without regard to the effective interest cost to the Company of such obligations and without regard to the stated interest rate or rates upon, or the effective interest cost to the Company of, other obligations for which such obligations are or are to be pledged or otherwise delivered as security.

                If any of the property of the Company owned by it at the time of the making of any Net Earning Certificate shall have been acquired during or after any period for which Net Earnings of the Company are to be computed, the Net Earnings of such property (computed in the manner in this Section provided for the computation of the Net Earnings of the Company) during such period or such part of such period as shall have preceded the acquisition thereof, to the extent that the same have not otherwise been included and unless such property shall have been acquired in exchange or substitution for property the earnings of which have been included, may, at the option of the Company, be included in the Net Earnings of the Company for all purposes of this Indenture.

                Net Earnings, whether of the Company, or of a particular property, shall be determined in accordance with accepted principles of accounting.

         (3)    (a)   The amendment of Section 25 of the Original Mortgage to
delete the words "sixty per centum (60%)" from the first sentence thereof and to substitute therefor the words "seventy per centum (70%)";

                (b)   The amendment of Section 26 of the Original Mortgage,

                      (i) to delete the words "ten sixths (10/6)" from the first paragraph thereof and to substitute therefor the words "ten sevenths (10/7)";

                      (ii) to delete the words "sixty per centum (60%)" from each of clause (c) and clause (d) of the fourth paragraph thereof and to substitute therefor the words "seventy per centum (70%)";

                      (iii) to insert immediately following the words
                "fifteen per centum of after clause (d) in the fourth paragraph thereof the words "the sum of (1)" and to insert at the end of such paragraph the words "and (2) all Prior Lien Bonds to be Outstanding upon the granting of such application." and

                      (iv) to delete the words "fifty per centum (50%)" from the fourth paragraph thereof and to substitute therefor the words "seventy per centum (70%)".

                (c)   The amendment of Section 59 of the Original Mortgage,

                      (i) to insert the phrase "ten-sevenths (10/7) of" at the beginning of clause (c) of subdivision (4) of the first paragraph thereof;

                      (ii) to delete the words "sixty per centum (60%)" from the proviso to subdivision (4) of the first paragraph thereof and to substitute therefor the words "seventy per centum (70%)"; and

                      (iii) to delete the words "sixty per centum (60%)"
                from the second and third paragraphs thereof and to substitute therefor, in each case, the words "seventy per centum (70%)".

                (d)   The amendment of Section 61 of the Original Mortgage

                      (i) to insert the words "ten sevenths (10/7) of" immediately before the words "the principal amount ..." in subdivision (2) of the first paragraph thereof; and

                      (ii) to delete the words "sixty per centum (60%)" from the second and third paragraphs thereof and to substitute therefor, in each case, the words "seventy per centum (70%)";

         (4) The amendment in its entirety of Section 38 of the Original Mortgage to read as set forth below, and the deletion of all references in the Mortgage to Section 38 to the extent such references are rendered nugatory by such amendment:

                      Section 38. The Company will cause (or, with respect
                to property owned in common with others, make reasonable effort to cause) the Mortgaged and Pledged Property, as an operating system or systems, to be maintained and kept in good repair, working order and condition and will cause (or, with respect to property owned in common with others, make reasonable effort to cause) to be made such repairs, renewals and replacements thereof as, in the judgment of the Company, may be necessary in order that the operation of the Mortgaged and Pledged Property, considered as an operating system or systems, may be conducted in accordance with common industry practice; provided, however, that nothing in this Section shall prevent the Company from discontinuing, or causing or consenting to the discontinuance of, the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business.

                After the effectiveness of such amendment, among other things, Funded Property shall not include any Property Additions that have at any time been deemed to have been made the basis of a credit under the provisions of Section 38, as in effect prior to such amendment, or substituted for other Property Additions that have so been deemed to have been made the basis of such a credit.

         (5)    (a)   The amendment of Section 85 of the Mortgage, as amended,
to add thereto a second paragraph reading as follows:

                      Nothing in this Indenture shall prevent any consolidation
                or merger after the consummation of which the Company would be the surviving or resulting corporation or any conveyance, transfer or lease of any part of the Mortgaged and Pledged Property which does not constitute the entirety, or substantially the entirety, thereof.

                ; and

                (b) The amendment of Section 87 of the Original Mortgage to add thereto a second paragraph reading as follows:

                      In case the Company shall enter into any transaction
                contemplated in the second paragraph of Section 85 hereof, unless an indenture executed and delivered by the Company and the Trustee shall otherwise provide, this Indenture shall not become or be a lien upon any of the properties or franchises acquired by the Company in or as a result of such transaction or upon any improvements, extensions or additions thereto or any renewals or replacements thereof.

         (6) The amendment of Section 102 of the Original Mortgage to insert immediately after the first paragraph thereof a new paragraph reading as follows:

                      (A) So long as no event which is, or after notice or
                lapse of time, or both, would become, a Completed Default (as defined in Section 65 hereof) shall have occurred and be continuing, if the Company shall have delivered to the Trustee
                (i) an instrument executed by order of its Board of Directors and duly acknowledged by proper officers of the Company appointing a successor Corporate Trustee, Individual Trustee or other trustee, effective as of a date specified therein, and (ii) an instrument of acceptance of such appointment, effective as of such date, by such successor trustee, such trustee shall be deemed to have resigned as contemplated in
                Section 100, and such successor trustee shall be deemed to have been appointed pursuant to the first paragraph of this Section, all as of such date, and all other provisions of this Article shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this paragraph

         (7) The amendment of Section 120 of the Original Mortgage to read as follows:

                SECTION 120. Anything in this Indenture to the contrary notwithstanding, without the consent of any holders of bonds, the Company and the Trustees, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustees, for any of the following purposes:

                      (a) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the bonds, all as provided in Article XV hereof, or

                      (b) to add one or more covenants of the Company or other provisions for the benefit of all holders of the bonds or for the benefit of the holders of, or to remain in effect only so long as there shall be Outstanding, bonds of one or more specified series, and to make the occurrence of a default in the performance of any of such additional covenants an additional "Completed Default" under Section 65 permitting the enforcement of all or any of the several remedies provided in this Indenture, as herein set forth; provided, however, that in respect of any such additional covenant, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than those allowed in the case of other defaults) or may provide for an immediate enforcement upon such default, or may (subject to the provisions of applicable law) limit the remedies available to the Trustees upon such default; or to provide that the occurrence of one or more specified events shall constitute additional "Completed Defaults" under Section 65 as if set forth therein, or to surrender any right or power herein conferred upon the Company, which additional "Completed Default" or surrender may be limited so as to remain in effect only so long as bonds of one or more specified series shall remain Outstanding; or

                      (c) to correct or amplify the description of any property at any time subject to the Lien of this Indenture, or better to assure, convey and confirm unto the Trustees any property subject or required to be subjected to the Lien of this Indenture, or to subject to the Lien of this Indenture additional property; or

                      (d) to change or eliminate any provision of this Indenture or to add any new provision to this Indenture; provided, however, that no such change, elimination or addition shall adversely affect the interests of the holders of bonds of any series in any material respect; or

                      (e) to establish the form or terms of bonds of any series as contemplated by Article II; or

                      (f) to provide for the procedures required to permit the Company to utilize, at its option, a non-certificated system of registration for all or any series of bonds; or

                      (g) to change any place or places where (1) the principal of and premium, if any, and interest, if any, on all or any series of bonds shall be payable, (2) all or any series of bonds may be surrendered for registration of transfer, (3) all or any series of bonds may be surrendered for exchange and
                (4) notices and demands to or upon the Company in respect of all or any series of bonds and this Indenture may be served; or

                      (h)   to increase or decrease the amount set forth in
                Section 20 and Section 121; or

                      (i) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein; or to make any other changes to the provisions hereof or to add other provisions with respect to matters or questions arising under this Indenture, provided that such other changes or additions shall not adversely affect the interests of the holders of bonds of any series in any material respect.

                Without limiting the generality of the foregoing, if the Trust Indenture Act of 1939, as in effect at any time and from time to time,

                      (x) shall require one or more changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or


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


                  otherwise, this Indenture shall be deemed to have been amended so as to conform to the Trust Indenture Act of 1939 as then in effect, and the Company and the Trustees may, without the consent of any holders of bonds, enter into an indenture supplemental hereto to evidence such amendment hereof; or

                      (y) shall permit one or more changes to, or the elimination of, any provisions hereof which shall theretofore have been required by the Trust Indenture Act of 1939 to be contained herein or are contained herein to reflect any provisions of the Trust Indenture Act of 1939, this Indenture shall be deemed to have been amended to effect such changes or elimination, and the Company and the Trustees may, without the consent of any holders of bonds, enter into an indenture supplemental hereto to evidence such amendment hereof.

                                                                       EXHIBIT H

                             AMENDMENTS TO MORTGAGE

         (1) The amendment of Section 100 of the Original Mortgage to read as follows:

                      Section 100. The Trustees, or any successor or
                successors hereafter appointed, or any of them, may at any time resign and be discharged of the trusts hereby created by giving written notice to the Company and thereafter publishing notice thereof, specifying a date when such resignation shall take effect, once in a Daily Newspaper of general circulation in the Borough of Manhattan, The City of New York, upon any business day of the week, and such resignation shall take effect upon the day specified in such notice unless previously a successor trustee shall have been appointed by the bondholders or the Company as hereinafter provided, and in such event such resignation shall take effect immediately on the appointment of such successor trustee.

         (2) The amendment of the present second sentence of the first paragraph of Section 102 of the Original Mortgage to read as follows:

                The Company shall publish notice of any such appointment made by it once in a Daily Newspaper of general circulation in the Borough of Manhattan, The City of New York, upon any business day of the week.